UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
INTEGER HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)
 _____________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Integer® VOTE

Online

Go to **www.envisionreports.com/ITGR** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 20, 2025

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Integer Holdings Corporation Stockholder Meeting to be Held on May 21, 2025

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/ITGR

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/ITGR.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 7, 2025 to facilitate timely delivery.

2 N O T

044B0B

Stockholder Meeting Notice

Integer Holdings Corporation's Annual Meeting of Stockholders will be held on May 21, 2025 at the company's global headquarters at 5830 Granite Parkway, Suite 1150, Plano, TX 75024, at 9:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4:

1. To elect 10 directors for a one-year term or until their successors have been duly elected and qualified;
   01 - Sheila Antrum
   02 - Pamela G. Bailey
   03 - Cheryl C. Capps
   04 - Joseph W. Dziedzic
   05 - James F. Hinrichs
   06 - Jean Hobby
   07 – Alvin (Tyrone) Jeffers
   08 - M. Craig Maxwell
   09 - Filippo Passerini
   10 - Donald J. Spence
2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Integer Holdings Corporation for fiscal year 2025.
3. To approve, on an advisory basis, the compensation of our named executive officers.
4. To approve an amendment to the Company's Restated Certificate of Incorporation to include an officer exculpation provision.
5. To consider and act upon other matters that may properly come before the Annual Meeting and any adjournments thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

— **Internet** – Go to **www.envisionreports.com/ITGR**. Click Cast Your Vote or Request Materials.

— **Phone** – Call us free of charge at 1-866-641-4276.

— **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Integer Holdings Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 7, 2025.